UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2007

TM ENTERTAINMENT AND MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33746 (Commission File Number)	20-8951489 (IRS Employer Identification No.)

307 East 87th Street, New York, NY (Address of principal executive offices)	10128 (Zip Code)
Registrant’s telephone number, including area code: (212) 289-6942
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     TM Entertainment and Media, Inc. (the “Company”) announced today that the representative of the underwriters of its initial public offering has notified the Company that the common stock and warrants comprising its units may trade separately commencing November 15, 2007. The units not separated will continue to trade on the American Stock Exchange under the symbol TMI.U, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols TMI and TMI.WS, respectively.
     A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.
(c) Exhibits
Exhibit 99.1 Press release, dated November 14, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2007	TM Entertainment and Media, Inc.
	By:	/s/ Theodore S. Green
		Name:	Theodore S. Green
Chairman, Co-Chief Executive Officer Interim Chief Financial Officer